Exhibit 99.2

INX Inc. Nasdaq: INXI www.INXI.com March 6, 2007 Conference Call Financial results for 4th Quarter and Year ended December 31, 2006

GAAP Reconciliation and Forward-Looking Statements This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including future operating results expectations. Statements associated with words such as "anticipate," "believe," "expect," "hope," "should," "target," "will" or other similar words are forward-looking statements. These projections and other forward-looking statements are only projections. Actual events, performance or results may differ materially from those indicated due to numerous factors, many of which we have little or no control over, and some of which we may not be successful in addressing. Numerous of these factors are set forth in our 2005 annual report on Form 10-K/A, and soon- to-be-filed Form 10-K for 2006, which we urge you to read. All financial results shown are for continuing operations unless otherwise noted During this presentation references to financial measures of INX will include references to non-GAAP financial measures. INX provides a reconciliation between GAAP and non-GAAP financial information on its website at www.INXI.com under the "Investors" tab, which may be accessed directly at www.INXI.com/non-gaap-recon. GAAP Reconciliation Safe Harbor Statement

Financial Results

Fourth Quarter Results Note: Percentages for each year are percentages of total revenue except for products and services gross profit, which are percentages of their respective revenue categories (Dollars in thousands)

Fiscal Year End Results (Dollars in thousands) Note: Percentages for each year are percentages of total revenue except for products and services gross profit, which are percentages of their respective revenue categories * 2005 results exclude one-time non-cash charge of $5.7 million

Balance Sheet Data (Dollars in thousands)

Market & Industry

2006 Accomplishments Substantial revenue growth in spite of reduction in education business Eliminated holding company structure + name change + move to Nasdaq Entered Southern California market with acquisition in Q1 and started up operations in several additional markets throughout the year Sale of Stratasoft subsidiary in Q1 Sale of Valerent subsidiary Q4 Established INX as a "national" participant in the industry Laid foundation to improve efficiency and operating profit margin NetSurant managed service offering evolved into an important business and we made significant investments in the offering in 2006

Anticipated Market Evolution Continues In 2006 Cisco became the clear leader in enterprise phone systems Enterprises realizing that the IP network is rapidly becoming the platform for all forms of communications Increasing popularity of all IP based communications including storage moving to the IP network as a resource Increasing desire to improve security to protect the network and all information on the network Increasing realization by enterprises of the need for 24x7 remote monitoring to support the increasingly critical IP network infrastructure Increasing applications and complexity of the network increasing the reliance upon and importance of a focused solution provider.

Cisco Upbeat About Growth "...the market transitions we anticipated are converging today...as more and more communications and IT capabilities are moving into the network" "...the network is becoming the platform for all forms of communications and IT" Recent quarterly Cisco announcement showed: Routing growth of 18% y/y Switching growth of 13% y/y IP communications growth of 38% y/y Storage growth of over 45% y/y Wireless growth in mid-20s y/y Security growth in mid-teens y/y Source: Recent Cisco conference call

Mass Adoption Phase Just Beginning 78% planned to migrate to IP Telephony technology Less than 14% were "fully deployed" Only 62% are expected to be fully deployed by 2011 A 2006 survey of North American enterprises demonstrates we are still at an early stage of market maturity: Source: Forrester's Business Technographics March 2006 North American and European Enterprise Network and Telecommunications Survey Telecommunications Survey Telecommunications Survey Telecommunications Survey

Industry Poised For Years of Growth The network is becoming central to all enterprise communications Enterprise conversion to VOIP is beginning to set the stage for the next wave of innovation Microsoft entering market Q3 2007 - will strengthen market momentum and increase the importance of a solutions provider / integrator to enterprise customers New and creative applications enter the market with integrated data and voice Video slowly becomes an integral part of Enterprise communications Enterprise Communications Solutions add more functionality and flexibility but also add more complexity

Outlook

Outlook We currently expect revenue in the range of $43-$45 million for our 1st quarter ending March 31, 2007 - a y/o/y increase of 63% to 71% We expect revenue to continue to grow in 2007 We expect further revenue growth in 2007 after the 1st quarter We continue to maintain our expectation that gross margin for our service revenue will improve to the range of 30%-35%. We expect gross margin on service revenue to trend upward during 2007, and it is our goal to reach the lower end of our target range by approximately the end of 2007 We continue to maintain a target for operating income margin in the range of 4% to 7%, and we are actively pursuing a strategy to reach at least the lower end of that target range by approximately the end of 2007

The Basis For Our Expectations We believe revenue will continue to grow: Positive market conditions and industry growth We expect to continue to gain market share Increasing average size of customers We have made investments to drive continued growth Recent positive trends and momentum in our business We believe operating profit margin percentage will improve: We expect services gross margin percentage to improve We anticipate leverage on certain operating expenses Recent steps for controlling costs and improving efficiencies

Dollars in millions Revenue Growth Outlook - Recent Trends Supports Expectation 53% 3-year compound annual growth rate 45% growth for 2006 Expecting current 1Q07 revenue to increase 63%-71% y/o/y. Two important factors must be considered when attempting to predict future revenue growth by analyzing recent results: Impact of acquisitions on 2006 growth De-emphasis of education sector business

2005 Acquisitions Performed Well 2005 2006 Estimated pre-acquisition revenue 13.92 0 Post-acquisition revenue 15.4 46.1 During 2005 we acquired two businesses - Network Architechs and InfoGroup Northwest Following the acquisitions we invested for growth, including expanding the acquired operations to neighboring markets 57% growth for 2006 compared to pro-forma 2005 revenue levels $29.3 $46.1 * Dollars in millions. "Pre-acquisition revenue" reflects estimated revenue for the acquired operations for the period in 2005 prior to the acquisition in order to provide a meaningful year-over-year comparison. $15.4 $13.9

Planned Decrease In Education Business Masked Strength in Business in 2006 Total revenue grew 45% in 2006, but growth of all customer categories other than the education sector grew at much higher rates Total non-education business grew 101% in 2006 * Based on net customer billings

"Mature" Markets Growth in 2006 - Solid Growth Excluding Education Sector Revenue grew only 6% for our "mature" markets (Texas and Federal) - with education business declining 84% in 2006 However, business with all categories of customers other than education posted solid growth in 2006 for our mature markets Total non-education business for our mature markets grew 64% * Based on net customer billings

Average Size Of Customers Increased in 2006 2005 2006 Customers 1151 1525 Number of individual customers serviced grew 32% to 1,525 in 2006 Average revenue per customer grew by 9.7% from $93,000 in 2005 to $102,000 in 2006 Increasing average customer size is a factor to our ability to continue to grow at above industry growth rates As we become more of a "national" organization we believe our ability to win larger-sized customers will be enhanced 1,151 1,525

Goal Of Improving Profit Operating Margin * 2005 results exclude one-time non-cash charge of $5.7 million Operating profit margin improvement expected to come from a combination of improving gross margin on services revenue and operating expense leverage/control

Staffing - We Have Invested For Growth Engineering 35 121 246% 44% Sales 28 77 175% 35% Operations 14 30 114% 43% Branch office administration 10 26 160% 13% Corporate administration 18 18 0% 6% Totals 105 272 159% 35% 21-Month Period 3/31/05 12/31/06 % Incr. Substantial increases in engineering and sales staffing to drive revenue growth Branch office administration staff increases directly related to 3x growth in number of branch offices Operations staff increases required to support increased number of branch offices and acquisition integration 2006 Increase

NetSurant Managed Support Services Recurring Service Revenue Recurring Service Revenue Recurring Service Revenue 1Q 05 2Q 05 3Q 05 4Q 05 1Q 06 2Q 06 3Q 06 4Q 06 Quarterly Revenue (,000) 134 180 265 318 385 472 747 839 12/31/2005 12/31/2005 12/31/2006 Contract Value 0.445 5.025 13 NetSurant revenue, while still a small portion of our total revenue, grew by more than 270% in 2006 and contributed to improving mix of service revenue Gross margin % declined early in 2006 because we ramped cost in conjunction with expanding the NOC; improved later in the year and we expect further improvement Backlog of future recurring services revenues grew over 160% to $13 million in 2006 Momentum is continuing: Q4 contract signings included 9 new contracts totaling $444,000 and 6 contract renewals totaling $306,000 Backlog (thousands) (millions) Revenue 1Q 05 2Q 05 3Q 05 4Q 05 1Q 06 2Q 06 3Q 06 4Q 06 0.06 0.078 0.408 0.428 0.281 0.102 0.353 0.361 Gross Margin %

2005 2005 2006 Sales compensation 0.054 0.059 0.074 Operating Expenses / Sales % 2004 2005 2006 0.053 0.046 0.058 Sales Compensation We have successfully leveraged "corporate" costs such as accounting, MIS, centralized operations and administration - expect trend to continue Branch costs increased in 2006 due to acquisitions and opening of startup locations in new markets - expect improvement in 2007 Sales compensation increased as we significantly increased sales staff and paid higher commissions on NetSurant business during its start-up phase - expect improvement in 2007 2004 2005 2006 0.063 0.061 0.058 Corporate Costs Branch Costs

Highlights 4th quarter and year exceeded our expectations, driven by market growth, geographic expansion and market share gains Expect 1Q07 revenue to be up 63%-71% y/o/y for revenue of $43-$45 million We expect continued revenue growth after Q1 We expect service gross margin to improve We expect operating expense leverage We expect to achieve the lower end of our target range of 4%-7% operating income level by approximately the end of 2007 2003 2004 2005 2006 43.595 71.487 107.319 156 (in millions) Revenue